UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2012

INTERNATIONAL SPEEDWAY

CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Florida	0-2384	59-0709342
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Daytona Boulevard, Daytona Beach, Florida	32114
(Address of Principal Executive Offices)	(Zip Code)

(386) 254-2700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the annual meeting of shareholders on April 4, 2012, Lesa France Kennedy, Larry Aiello, Jr. and J. Hyatt Brown were re-elected as directors to hold office until the annual meeting of shareholders to be held in 2015.

Section 7—Regulation FD

Item 7.01 Regulation FD Disclosure Section 8—Other Items

Item 8.01 Other Items

On April 4, 2012 the Company issued a press release which announced the declaration of an annual dividend of $0.20 per share, payable on June 29, 2012, to common stockholders of record on May 31, 2012; and reported the re-election of the directors listed above.

A copy of the release is attached as an exhibit to this report.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

	Exhibit Number	Description of Exhibit	Filing Status
1	(99.1)	Press Release	Attached herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SPEEDWAY CORPORATION (Registrant)

Date: April 4, 2012	By:	/s/ Brett M. Scharback
Brett M. Scharback
Vice President - Deputy General Counsel